Exhibit (s)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Richard J. Byrne, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Franklin BSP Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Richard J. Byrne

Richard J. Byrne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Lee S. Hillman, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Franklin BSP Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Lee S. Hillman

Lee S. Hillman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Ronald J. Kramer, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of OFI Carlyle Global Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Ronald J. Kramer

Ronald J. Kramer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Leslie D. Michelson, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Franklin BSP Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Leslie D. Michelson

Leslie D. Michelson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Edward G. Rendell, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Franklin BSP Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Edward G. Rendell

Edward G. Rendell

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, Dennis M. Schaney, hereby constitutes and appoints Nina K. Baryski and Leeor P. Avigdor, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, in any and all capacities, to sign any and all registration statements of Franklin BSP Private Credit Fund, and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:

/s/ Dennis M. Schaney

Dennis M. Schaney